PROSPECTUS SUPPLEMENT November 14, 2013 MacKenzie Realty Capital, Inc.

Supplement dated November 14, 2013 to the Prospectus Dated September 4, 2013

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS DATED SEPTEMBER 4, 2013 AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

For residents of New Jersey & New Mexico: The information contained on pages 66-67 of the prospectus dated September 4, 2013 is modified as follows:

Suitability of Stockholders

We have established minimum income and net worth standards for persons who purchase our Shares because there is not likely to be a substantial or active secondary market for trading our Shares.   We believe these standards are reasonable for us and the risks associated with the purchase of our Shares.  We or our broker-dealers assume responsibility for state securities law compliance to determine if a state’s suitability requirements have been met.  Generally, purchasers must have (i) a minimum annual gross income of $70,000 and a minimum net worth of $70,000; or (ii) a minimum net worth of $250,000.  Additionally, investors residing in the following states must meet the following additional suitability requirements:

New Jersey Investors: Investors who reside in the state of New Jersey must have either (i) a liquid net worth of $250,000 and annual gross income of $70,000 or (ii) a minimum liquid net worth of $500,000. Additionally, a New Jersey investor’s total investment in this offering and other direct participation programs shall not exceed 10% of his or her liquid net worth. “Liquid net worth” is defined as that portion of net worth (total assets exclusive of home, home furnishings, and automobiles minus total liabilities) that is comprised of cash, cash equivalents, and readily marketable securities.

New Mexico Investors:  The New Mexico Securities Division advises the following:

It shall be unsuitable for a New Mexico investor’s aggregate investment in the shares of MRC, its affiliates and other non-traded BDCs and non-traded REITs to exceed 10% of his/her liquid net worth.  For these purposes, “liquid net worth” is defined as that portion of total net worth (total assets exclusive of primary residence, home furnishings, and automobiles minus total liabilities) that is comprised of cash, cash equivalents and readily marketable securities.

Each person selling Shares on our behalf must make every reasonable effort to determine that the purchase of Shares is a suitable and appropriate investment for each investor.  In making this determination, each person selling Shares on our behalf will ascertain that the prospective investor:

●	meets the minimum income and net worth standard established;
●	can reasonably benefit from ownership in MRC based on the prospective stockholder’s overall investment objectives and portfolio structure;
●	is able to bear the economic risk of the investment based on the prospective stockholder’s overall financial situation;
●
has apparent understanding of (i) the fundamental risks of the investment; (ii) the risk that the stockholder may lose the entire investment; (iii) the lack of liquidity of our Shares; (iv) the restrictions on transferability of our shares; and (v) the tax consequences of the investment.

Each person selling Shares on our behalf will make this determination on the basis of information it obtains from each prospective investor.  Relevant information for this purpose will include the age, investment objective, investment experience, income, net worth, financial situation, and other investments of the prospective stockholders, as well as any other pertinent factors.  The Manager and any Sponsor (as defined in our articles of incorporation (or “Charter”) to include any person who organizes, manages or controls us, and any Affiliate of such person, such as our Investment Adviser, Manager and Administrator) or each person selling Shares on our or a Sponsor’s behalf will maintain records for at least six years of the information used to determine that an investment in our Shares is suitable and appropriate for a stockholder.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.  THIS STICKER IS PART OF THE PROSPECTUS DATED SEPTEMBER 4, 2013 AND MUST ACCOMPANY SUCH DOCUMENT TO SATISFY PROSPECTUS DELIVERY REQUIREMENTS UNDER THE SECURITIES ACT OF 1933, AS AMENDED.